THIS AMENDMENT IS BEING FILED ONLY FOR THE PURPOSE OF CORRECTING THE CODING OF ITEM NUMBERS PREVIOUSLY REPORTED IN THE ORIGINAL FILING ON SEPTEMBER 20, 2010.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 14, 2010

SEACOR Holdings Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12289	13-3542736
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Eller Drive, Fort Lauderdale, Florida	33316
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(954) 523-2200

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction  A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On September 14, 2010, Charles Fabrikant notified the Board of Directors (the “Board”) of SEACOR Holdings Inc. (“the Company”) of his resignation as the Company’s Chief Executive Officer, effective upon the appointment by the Board of Oivind Lorentzen to Chief Executive Officer (as described under (c) below) on September 20, 2010.  Mr. Fabrikant will continue to serve in an executive capacity as the Chairman of the Board.  A copy of the Company’s press release relating thereto is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

(c) On September 14, 2010, the Board appointed Oivind Lorentzen as the Company’s Chief Executive Officer effective September 20, 2010.  Mr. Lorentzen will continue to serve as a member of the Board, but will no longer be its Lead Director.  A copy of SEACOR’s press release relating thereto is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Mr. Lorentzen, age 60, has been the President of Northern Navigation America, Inc., a Stamford, Connecticut based investment management and ship-owning agency company concentrating in specialized marine transportation and ship finance from 1990 until present, a position he intends to resign before commencing employment at the Company.  From 1979 to 1990, Mr. Lorentzen was Managing Director of Lorentzen Empreendimentos S.A., an industrial and shipping group in Brazil, and he served on its Board of Directors until December 2005.  Mr. Lorentzen was Chairman of NFC Shipping Funds, a leading private equity fund in the maritime industry, from 2001 to 2008.  Mr. Lorentzen is also Chairman of the Audit Committee of Genessee & Wyoming Inc., an owner and operator of short line and regional freight railroads and a director of Blue Danube, Inc., an inland marine service provider.  Mr. Lorentzen has been a member of the Board since August 2001.

On September 14, 2010, the Compensation Committee of the Board (along with the independent directors of the Board) approved a base salary of $700,000 for Mr. Lorentzen, as well as a grant of 60,000 shares of restricted common stock of the Company that vest ratably over a five-year period, subject to earlier vesting upon the death or retirement of Mr. Lorentzen, the termination of his employment without cause or a change in control of the Company.  Mr. Lorentzen will be entitled to the same standard Company benefits as are available to all other employees.

There is no arrangement or understanding between Mr. Lorentzen and any other persons pursuant to which he was appointed as an officer of SEACOR, and there is no family relationship between Mr. Lorentzen and any directors or executive officers of SEACOR.  Mr. Lorentzen is not currently engaged, and has not during the last fiscal year been engaged, in any transactions with SEACOR or its subsidiaries that are required to be disclosed under Item 404(a) of Regulation S-K, nor have any such transactions been proposed.

(d) On September 14, 2010, upon the recommendation of the Nominating and Corporate Governance Committee of the Board, the Board increased the size of the Board to ten (10) members and appointed Blaine (Fin) V. Fogg to the Board to fill the newly created vacancy.  Upon the recommendation of the Nominating and Corporate Governance Committee of the Board, the Board approved a grant to Mr. Fogg of an option to purchase 1,500 shares of common stock of the Company effective September 14, 2010 and a grant to Mr. Fogg of 250 shares of common stock of the Company, of which 125 will be awarded on November 19, 2010 and 125 will be awarded on February 11, 2011.  The stock option will vest and be exercisable on the earlier of (i) September 14, 2011, and (ii) the date of the first annual meeting of stockholders after the date of the grant, provided that Mr. Fogg continues to serve as a director of the Company on such date, subject to earlier vesting upon a change in control of the Company or the termination of his service as a director by reason of his disability, death or voluntary retirement.

Mr. Fogg will receive director compensation of $26,000 for the remainder of 2010.  Mr. Fogg will also be entitled to receive $4,000 for each Board meeting attended in person and $2,000 for each meeting attended by telephone.  Mr. Fogg was appointed to the Compensation Committee.

Mr. Fogg is not currently engaged, and has not during the last fiscal year been engaged, in any transactions with SEACOR or its subsidiaries that are required to be disclosed under Item 404(a) of Regulation S-K, nor have any such transactions been proposed.

Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)  On September 14, 2010, the Board amended Article V, Section 1 of the By-Laws of the Company to clarify that the Board is permitted to elect a Chairman of the Board and a separate Chief Executive Officer of the Company.  The first sentence of Article V, Section 1 of the By-Laws was deleted in its entirety and replaced with the following (with the word “a” and comma that are underlined below being added and the word “and” that is crossed out being deleted):

“Section 1.  Election and Qualifications.  The Board of Directors shall elect the officers of the Company, which shall include a Chairman of the Board of Directors, ~~and~~ a Chief Executive Officer, a Chief Financial Officer, a President and a Secretary, and may include, by election or appointment, one or more Vice-Presidents (any one or more of whom may be given an additional designation of rank or function), a Treasurer and such Assistant Treasurers, Assistant Secretaries, and such other officers as the Board may from time to time deem proper.”

A copy of the Fourth Amended and Restated By-Laws in their entirety is attached to this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1	Fourth Amended and Restated By-Laws of SEACOR Holdings Inc., as of September 14, 2010
99.1	Press Release of SEACOR Holdings Inc., dated September 14, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 20, 2010	SEACOR Holdings Inc.

	By:	/s/ Richard Ryan
		Name:	Richard Ryan
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Fourth Amended and Restated By-Laws of SEACOR Holdings Inc., as of September 14, 2010
99.1	Press Release of SEACOR Holdings Inc., dated September 14, 2010